UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 16, 2009
GOODRICH CORPORATION
(Exact name of registrant as specified in its charter)

New York	1-892	34-0252680

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Coliseum Centre 2730 West Tyvola Road Charlotte, North Carolina	28217

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 423-7000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
On November 17, 2009, Goodrich Corporation (“Goodrich”) announced that it had entered into a Purchase Agreement dated November 16, 2009 (the “Purchase Agreement”) with AIS Global Holdings LLC (“AIS”), JFL-AIS Partners, LLC , and management sellers named therein to purchase all of the issued and outstanding membership interests of AIS for an aggregate purchase price of $375 million. AIS is a global supplier of mission critical sensors and sensor systems used for guidance, navigation and stabilization applications primarily in missiles, military aircraft and land systems. The completion of the transaction is conditioned on obtaining regulatory approval and other customary conditions.
The foregoing description of the Purchase Agreement is qualified by reference to the Purchase Agreement, which is filed herewith as Exhibit 2.1, and is incorporated herein in its entirety by reference. The exhibits and schedules to the Purchase Agreement have been omitted from the attached Exhibit 2.1. The Company shall furnish supplementally a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request. A copy of the press release issued by Goodrich on November 17, 2009 announcing the execution of the Purchase Agreement is filed herewith as Exhibit 99.1, and is incorporated herein in its entirety by reference.
In reviewing the Purchase Agreement included as an exhibit to this report, please remember it is included to provide you with information regarding its terms and is not intended to provide any other factual or disclosure information about Goodrich or AIS. The Purchase Agreement contains representations and warranties by Goodrich and AIS, which have been made solely for the benefit of the parties to the Purchase Agreement. The form of such representations and warranties should be viewed as a way of allocating the risk of one of the parties if those statements prove to be inaccurate. The representations and warranties were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement and are subject to more recent developments.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit 2.1   Purchase Agreement by and between AIS Global Holdings LLC, JFL-AIS Partners, LLC, the management sellers named herein and Goodrich Corporation
Exhibit 99.1 Press Release, dated November 17, 2009, entitled “Goodrich Corporation Signs Agreement to Acquire Atlantic Inertial Systems.”

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)
Date: November 18, 2009	By:	/s/ Vincent M. Lichtenberger
Vincent M. Lichtenberger
Assistant Secretary

Exhibit Index
Exhibit 2.1   Purchase Agreement by and between AIS Global Holdings LLC, JFL-AIS Partners, LLC, the management sellers named herein and Goodrich Corporation
Exhibit 99.1 Press Release, dated November 17, 2009, entitled “Goodrich Corporation Signs Agreement to Acquire Atlantic Inertial Systems.”

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